Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of October 27, 2015, is executed by and among StanCorp Financial Group, Inc. (the “Borrower”), the Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent (the “Agent”).

BACKGROUND

A. The Borrower, the lenders party thereto (“Lenders”), the Agent and the other named agents are party to that certain Credit Agreement dated as of June 22, 2012 and amended as of June 18, 2013 and June 12, 2014 (the “Credit Agreement”).

B. The parties wish to further amend the Credit Agreement as provided herein as of the date hereof.

C. The Borrower, the Agent and the Lenders are willing to enter into this Amendment upon the terms and conditions set forth below.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

Section 2. Amendments. Subject to Section 4 hereof, effective as of the Acquisition Date (as defined below), Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) The definition of “Change in Control” is amended in its entirety to read as follows:

“Change in Control” means Parent ceases to own, directly or indirectly, free and clear of all Liens, at least 75% of the outstanding voting shares and voting powers of the Borrower.

(b) The following definitions are inserted in proper alphabetical order:

“Acquisition Date” means the date on which Parent becomes the owner, directly or indirectly, of 100% of the outstanding voting shares and voting powers of the Borrower.

“Merger” means the merger of the Borrower and MYL Investments (Delaware) Inc., a wholly-owned Subsidiary of Parent.

“Parent” means Meiji Yasuda Life Insurance Company.

Section 3. Waiver and Consent. Subject to Section 4 hereof, notwithstanding anything to the contrary in the Credit Agreement, the Agent and the Lenders hereby (a) consent to (i) the execution by the Borrower of the Agreement and Plan of Merger dated July 23, 2015 among the Borrower, MYL Investments (Delaware) Inc. and Parent, (ii) the acquisition of the Borrower by Parent and the resulting Change in Control and (iii) the Merger and (b) waive any Potential Event of Default or Event of Default under the Credit Agreement resulting therefrom; provided, in each case, that (x) the Acquisition Date occurs on or before June 30, 2016 and (y) on the Acquisition Date, after giving effect to the Merger, Parent directly or indirectly owns 100% of the voting stock of the Borrower. If the Acquisition Date shall not have occurred on or before June 30, 2016, this waiver and consent shall be null and void and the amendments to the Credit Agreement set forth in Section 2 hereof shall not become effective.

Section 4. Representations and Warranties. To induce the Agent and the undersigned Lenders to execute this Amendment, the Borrower hereby represents and warrants to the Agent and such Lenders as follows:

4.1. the execution, delivery and performance of this Amendment have been duly authorized by all requisite action of the Borrower, and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

4.2. each of the representations and warranties in the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof (except, in each case, to the extent stated to relate to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date); provided, that if a representation or warranty is qualified as to materiality, the applicable materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this provision; and

4.3. no Event of Default or Potential Event of Default exists under the Credit Agreement or would exist, in each case, after giving effect to this Amendment.

Section 5. Effectiveness. This Amendment shall become effective upon the receipt by the Agent of (a) counterparts hereof signed by the Agent, the Swing Line Lender, the Borrower and the Required Lenders, and (b) such corporate authorization documents of Borrower as shall reasonably be requested by the Agent.

Section 6. Reference to and Effect Upon the Credit Agreement.

6.1. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

6.2. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan

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Document, nor constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference to the Credit Agreement contained therein or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for the purposes of the Credit Agreement and each other Loan Document.

Section 7. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

Section 8. Enforceability and Severability. Wherever possible, each provision in or obligation under this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision or obligation shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page.

Section 10. Costs and Expenses. The Borrower hereby affirms its obligation under Section 12.3 of the Credit Agreement to reimburse the Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses for the Agent with respect thereto.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

BORROWER:

STANCORP FINANCIAL GROUP, INC.

/s/ Robert M. Erickson
By: Robert M. Erickson
Title: Vice President, Controller and Treasurer

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent, Swingline Lender, Issuing Lender and a Lender

/s/ Grainne M. Pergolini
By: Grainne M. Pergolini
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent and a Lender

/s/ Ginger K. So
By: Ginger K. So
Title: Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Documentation Agent and a Lender

/s/ Danielle D. Babine
By: Danielle D. Babine
Title: Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:
Title:

THE BANK OF NEW YORK MELLON, as a Lender

/s/ Adim Offurum
By: Adim Offurum
Title: Vice President

BARCLAYS BANK PLC, as a Lender

/s/ Vanessa Kurbatskiy
By: Vanessa Kurbatskiy
Title: Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

/s/ Jerry Li
By: Jerry Li
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]